Exhibit 10.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of April 25, 2006, by and between COMERICA BANK (“Bank”) and COMMODORE RESOURCES (NEVADA), INC., LYRIS TECHNOLOGIES INC. and UPTILT INC. (each a “Borrower” and collectively, “Borrowers”)

RECITALS

Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of October 4, 2005, as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                                       The following defined terms in Section 1.1 of the Agreement hereby are amended or restated as follows:

“EBITDA” means with respect to any fiscal period an amount equal to the sum of earnings before interest and taxes plus depreciation and amoratization plus non-cash stock compensation expenses, less management fees but only if such management fees are not included in operating profit, plus up to Two Hundred Twenty Nine Thousand Three Hundred Fifty Two Dollars ($229,352) in one time cash or non-cash acquisition expense to the extent applicable.

“Excess Cash Flow” means, as of the end of each fiscal quarter for the quarter then ended, quarterly EBITDA, less working capital changes, cash taxes, capital expenditures (including any capitalization of software), management fees and required principal and interest payments on all Indebtedness to Bank hereunder and on Subordinated Debt.

“Lyris” means Borrower LYRIS TECHNOLOGIES INC.

“Permitted Transfer” means the conveyance, sale, lease, transfer or disposition by a Guarantor, a Borrower or any Subsidiary of:

(a)                                  Inventory in the ordinary course of business;

(b)                                 licenses and similar arrangements for the use of the property of a Guarantor or a Borrower or its Subsidiaries in the ordinary course of business;

(c)                                  cash to any Guarantor to satisfy mandatory tax payments with respect to a Borrower:

(d)                                 cash or other assets to Guarantors not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate in the year 2006 and beginning on January 1, 2007, cash or other assets to Guarantors not to exceed Two Million Dollars ($2,000,000) in the aggregate in any subsequent year;

(e)                                  any property to a Borrower;

(f)                                    worn-out or obsolete Equipment; or

(g)                                 other assets of Borrowers and their Subsidiaries that do not in the aggregate exceed Two Hundred Fifty Thousand Dollars ($250,000) during any fiscal year.

“Revolving Line” means a Credit Extension of up to Thirteen Million Five Hundred Thousand Dollars ($13,500,000); provided however that availability under the Revolving Line shall be reduced on the last day of each month beginning on April 30, 2006 by: (i) One Hundred Seventy Five Thousand Dollars ($175,000) per

month from April 30, 2006 through May 31, 2007; (ii) Two Hundred Fifty Thousand Dollars ($250,000) per month from June 30, 2007 through September 30, 2007; and (iii) Three Hundred Forty Seven Thousand Two Hundred Twenty Two Dollars ($347,222) per month from October 31, 2007 through September 30, 2010.

“Revolving Maturity Date” means February 28, 2010.

“Uptilt” means Borrower UPTILT INC.

2.                                       A new Section 4.5 is hereby added to the Agreement as follows:

“Lock Box Account. Within ninety (90) days of the Closing Date, Lyris and Uptilt shall maintain an account at Bank (the “Lock Box Account”) into which all funds received by Lyris, Uptilt or its Subsidiaries from any source shall promptly be deposited; and each such Borrower shall direct all customers to mail or deliver all checks or other forms of payment for amounts owing to such Borrower or its Subsidiaries to a post office box designated by Bank, over which Bank shall have exclusive and unrestricted access. Bank shall collect the mail delivered to such post office box, open such mail, and endorse and credit all items to the Lock Box Account on each Business Day. Each of Lyris and Uptilt shall direct all customers or other persons owing money to such Borrower or its Subsidiaries who make payments by electronic transfer of funds to wire such funds directly to the Lock Box Account. Each of Lyris and Uptilt shall hold in trust for Bank all amounts that such Borrower or its Subsidiaries receive despite the directions to make payments to the post office box or Lock Box Account, and promptly deliver such payments to Bank in their original form as received from the customer, with proper endorsements for deposit into the Lock Box Account. Each of Lyris and Uptilt irrevocably authorizes Bank to transfer to the Lock Box Account any funds that have been deposited into any other accounts or that Bank has received by wire transfer, check, cash, or otherwise. Except as otherwise provided in Section 6.6 of this Agreement, each of Lyris and Uptilt and its Subsidiaries shall not establish or maintain any accounts with any Person other than Bank except for accounts opened in the ordinary course of business from which all funds are transferred on a regular basis to the Lock Box Account. Bank shall cause all amounts in the Lock Box Account to be swept daily (or as frequently as possible) to one of Borrowers’ operating accounts with Bank; provided that Bank may, in its reasonable discretion, apply amounts held in the Lock Box Account to the outstanding balance of the Obligations on a daily basis.”

3.                                       Section 6.7 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Financial Covenants. Borrowers shall at all times maintain the following financial ratios and covenants:

(a)                                  Fixed Charge Coverage. Measured on a monthly basis, a ratio of trailing twelve-months EBITDA plus excess borrowing availability under the Revolving Line at a Funded Indebtedness to EBITDA ratio of 1.50:1.00, to the sum of Capitalized Expenditures, interest expense, income tax expense, the required reductions to the Revolving Line in the upcoming 12-month period (to the extent funded) and Subordinated Debt payments owing in the preceding 12-month period of at least 1.25 to 1.00.

(b)                                 EBITDA. Measured monthly on a rolling three-month basis, an EBITDA of not less than (i) Two Million Dollars ($2,000,000) through the measuring period ending February 28, 2007, and (ii) Two Million Five Hundred Thousand Dollars ($2,500,000) at all times thereafter.

(c)                                  Senior Debt to EBITDA. Measured on a monthly basis, a ratio of all outstanding Obligations to EBITDA calculated on a trailing twelve-month basis of not greater than: (i) 2.00 to 1.00 through the measuring period ending November 30, 2007 and (ii) 1.50 to 1.00 at all times thereafter.

4.                                       All references in the Loan Documents to Bank’s address at 2321 Rosecrans Ave., Suite 5000, El Segundo, CA 90245 shall mean and refer to 75 East Trimble Road, M/C 4770, San Jose, California 95131, Attn: Manager, FAX: (408) 556-5091.

5.                                       Section 11 of the Agreement hereby is amended and restated in its entirety to read as follows:

“11.                           CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.”

6.                                       Section 12 of the Agreement hereby is amended and restated in its entirety to read as follows:

“12                              REFERENCE PROVISION.

In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

12.1                           Mechanics.

(a)                                  With the exception of the items specified in clause (b), below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the “Comerica Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Comerica Documents, venue for the reference proceeding will be in the state or federal court in the county or district where the real property involved in the action, if any, is located or in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the “Court”).

(b)                                 The matters that shall not be subject to a reference are the following: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This reference provision does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this reference provision as provided herein.

(c)                                  The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).

(d)                                 The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

(e)                                  The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

12.2                           Procedures. Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

12.3                           Application of Law. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

12.4                           Repeal. If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration.   The arbitration will be conducted by a retired judge or justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

12.5                           THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER COMERICA DOCUMENTS.”

7.                                       Exhibit D to the Agreement is hereby replaced with Exhibit D attached hereto.

8.                                       No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

9.                                       Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

10.                                 Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

11.                                 As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                                  this Amendment, duly executed by each Borrower;

(b)                                 a Certificate of the Secretary of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)                                  an Affirmation of Guaranty executed by each Guarantor;

(d)                                 an executed LIBOR Addendum in the form of Exhibit E;

(e)                                  all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

(f)                                    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

12.                                 This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

COMMODORE RESOURCES (NEVADA), INC.

By::

Title:

LYRIS TECHNOLOGIES INC.

By:

Title:

UPTILT RESOURCES INC.

By:

Title:

COMERICA BANK

By:

Title:

[Signature Page to Amendment to Loan & Security Agreement]

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:                                                                          COMERICA BANK

FROM:                                                       COMMODORE RESOURCES (NEVADA), INC., for itself and on behalf of all Borrowers

The undersigned authorized officer of COMMODORE RESOURCES (NEVADA), INC., for itself and on behalf of all Borrowers, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the “Agreement”), (i) Each Borrower is in complete compliance for the period ending                              with all required covenants except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
10K	Within 90 days of fiscal year end	Yes	No
10Q	Within 45 days of quarter end	Yes	No
A/R & A/P Agings	Monthly within 30 days	Yes	No
Compliance Cert.	Monthly within 30 days	Yes	No
A/R Audit	Initial and Annual	Yes	No
IP Report	Quarterly within 45 days	Yes	No
Total amount of Borrowers’ cash and investments	Amount: $	Yes	No
Total amount of Borrowers’ cash and investments maintained with Bank	Amount: $	Yes	No

Financial Covenant	Required	Actual	Complies

Measured on a Monthly Basis:
Maximum Senior Debt to EBITDA		: 1.00	Yes	No
4/ /06 through 11/30/07	2.00: 1.00
12/1/07 and thereafter	1.50: 1.00

Minimum EBITDA		$	Yes	No
4/ /06 through 2/28/07	$2,000,000
3/1/07 and thereafter	$2,500,000

Minimum Fixed Charge Coverage	1.25 : 1.00	: 1.00	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER
Date:
SIGNATURE
Verified:
TITLE	AUTHORIZED SIGNER

Date:
DATE
	Compliance Status	Yes	No

EXHIBIT D

LIBOR ADDENDUM

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of COMMODORE RESOURCES (NEVADA), INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

13.                               Any one (1) of the following                                                            (insert titles only) of the

Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)                                  Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of October 4, 2005, as may subsequently be amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of April 25, 2006.

(b)                                 Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)                                 Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)                                Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)                                 Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

14.                               Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

15.                               Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

16.                               These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

17.                               Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

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18.                               The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on April 25, 2006.

Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

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Corporation Resolutions and Incumbency Certification
Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of LYRIS TECHNOLOGIES INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.                                       Any one (1) of the following                                                            (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)                                 Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of October 4, 2005, as may subsequently be amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of April 25, 2006.

(b)                                Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)                                 Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)                                Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)                                 Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.                                       Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.                                       Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.                                       These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.                                       Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.                                       The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on April 25, 2006.

Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

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Corporation Resolutions and Incumbency Certification
Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of UPTILT RESOURCES INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.                                       Any one (1) of the following                                                            (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)                                 Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of October 4, 2005, as may subsequently be amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of April 25, 2006.

(b)                                Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)                                 Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)                                Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)                                 Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.                                       Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.                                       Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.                                       These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

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5.                                       Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.                                       The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on April 25, 2006.

Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

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LIBOR Addendum To Loan and Security Agreement

This Addendum to Loan and Security Agreement (this “Addendum”) is entered into as of April 25, 2006, by and between Comerica Bank (“Bank”) and COMMODORE RESOURCES (NEVADA), INC., LYRIS TECHNOLOGIES INC. and UPTILT INC. (collectively, “Borrower”). This Addendum supplements the terms of the Loan and Security Agreement of even date herewith.

1.                                      Definitions.

a.                                       Advance. As used herein, “Advance” means a borrowing requested by Borrower and made by Bank under the Note, including a LIBOR Option Advance and/or a Base Rate Option Advance.

b.                                      Business Day. As used herein, “Business Day” means any day except a Saturday, Sunday or any other day designated as a holiday under Federal or California statute or regulation.

c.                                       LIBOR. As used herein, “LIBOR” means the rate per annum (rounded upward if necessary, to the nearest whole 1/8 of 1%) and determined pursuant to the following formula:

Base LIBOR
LIBOR =	100% - LIBOR Reserve Percentage

(1)                                  “Base LIBOR” means the rate per annum determined by Bank at which deposits for the relevant LIBOR Period would be offered to Bank in the approximate amount of the relevant LIBOR Option Advance in the inter-bank LIBOR market selected by Bank, upon request of Bank at 10:00 a.m. California time, on the day that is the first day of such LIBOR Period.

(2)                                  “LIBOR Reserve Percentage” means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for “Eurocurrency Liabilities” (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for expected changes in such reserve percentage during the applicable LIBOR Period.

d.                                      LIBOR Business Day. As used herein, “LIBOR Business Day” means a Business day on which dealings in Dollar deposits may be carried out in the interbank LIBOR market.

e.                                       LIBOR Period. As used herein, “LIBOR Period” means, with respect to a LIBOR Option Advance:

(1)                                  initially, the period commencing on, as the case may be, the date the Advance is made or the date on which the Advance is converted to a LIBOR Option Advance, and continuing for, in every case, a 30, 60, 90 or 180 day period thereafter so long as the LIBOR Option is quoted for such period in the applicable interbank LIBOR market, as such period is selected by Borrower in the notice of Advance as provided in the Note or in the notice of conversion as provided in this Addendum; and

(2)                                  thereafter, each period commencing on the last day of the next preceding LIBOR Period applicable to such LIBOR Option Advance and continuing for, in every case, a 30, 60, 90 or 180 day period thereafter so long as the LIBOR Option is quoted for such period in the applicable interbank LIBOR market, as such period is selected by Borrower in the notice of continuation as provided in this Addendum.

f.                                         Note. As used herein, “Note” means the Loan and Security Agreement dated as of October 4, 2005 as amended by that certain First Amendment to Loan and Security Agreement dated as of even date herewith.

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g.                                      Regulation D. As used herein, “Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as amended or supplemented from time to time.

h.                                      Regulatory Development. As used herein, “Regulatory Development” means any or all of the following: (i) any change in any law, regulation or interpretation thereof by any public authority (whether or not having the force of law); (ii) the application of any existing law, regulation or the interpretation thereof by any public authority (whether or not having the force of law); and (iii) compliance by Bank with any request or directive (whether or not having the force of law) of any public authority.

2.                                       Interest Rate Options. Borrower shall have the following options regarding the interest rate to be paid by Borrower on Advances under the Note as follows:

1)     If the Senior Debt/EBITDA ratio in section 6.7(c) of the Note is less than or equal to 1.00 to 1.00 for the most recently ended measuring period then:

a.               A rate equal to two and three quarters percent (2.75%) above Bank’s LIBOR, (the “LIBOR Option”), which LIBOR Option shall be in effect during the relevant LIBOR Period; or

b.              A rate equal to the “Base Rate” as referenced in the Note and quoted from time to time by Bank as such rate may change from time to time (the “Base Rate Option”).

2)     If the Senior Debt/EBITDA ratio in section 6.7(c) of the Note is greater than 1.00 to 1.00 but less than or equal to 1.50 to 1.00 for the most recently ended measuring period then:

a.               A rate equal to three percent (3.00%) above Bank’s LIBOR, (the “LIBOR Option”), which LIBOR Option shall be in effect during the relevant LIBOR Period; or

b.              A rate equal to one eighth of one percent (0.125%) above the “Base Rate” as referenced in the Note and quoted from time to time by Bank as such rate may change from time to time (the “Base Rate Option”).; and

3)     If the Senior Debt/EBITDA ratio in section 6.7(c) of the Note is greater than 1.50 to 1.00 but less than or equal to 2.00 to 1.00 for the most recently ended measuring period then:

c.               A rate equal to three and one quarter percent (3.25%) above Bank’s LIBOR, (the “LIBOR Option”), which LIBOR Option shall be in effect during the relevant LIBOR Period; or

d.              A rate equal to one quarter of one percent (0.25%) above the “Base Rate” as referenced in the Note and quoted from time to time by Bank as such rate may change from time to time (the “Base Rate Option”).

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3.                                       LIBOR Option Advance. The minimum LIBOR Option Advance will not be less than One Million and 00/100 Dollars ($1,000,000) for any LIBOR Option Advance.

4.                                       Payment of Interest on LIBOR Option Advances. Interest on each LIBOR Option Advance shall be payable pursuant to the terms of the Note. Interest on such LIBOR Option Advance shall be computed on the basis of a 360-day year and shall be assessed for the actual number of days elapsed from the first day of the LIBOR Period applicable thereto but not including the last day thereof.

5.                                       Bank’s Records Re: LIBOR Option Advances. With respect to each LIBOR Option Advance, Bank is hereby authorized to note the date, principal amount, interest rate and LIBOR Period applicable thereto and any payments made thereon on Bank’s books and records (either manually or by electronic entry) and/or on any schedule attached to the Note, which notations shall be prima facie evidence of the accuracy of the information noted.

6.                                       Selection/Conversion of Interest Rate Options. At the time any Advance is requested under the Note and/or Borrower wishes to select the LIBOR Option for all or a portion of the outstanding principal balance of the Note, and at the end of each LIBOR Period, Borrower shall give Bank notice specifying (a) the interest rate option selected by Borrower; (b) the principal amount subject thereto; and (c) if the LIBOR Option is selected, the length of the applicable LIBOR Period. Any such notice may be given by telephone so long as, with respect to each LIBOR Option selected by Borrower, (i) Bank receives written confirmation from Borrower not later than three (3) LIBOR Business Days after such telephone notice is given; and (ii) such notice is given to Bank prior to 10:00 a.m., California time, on the first day of the LIBOR Period. For each LIBOR Option requested hereunder, Bank will quote the applicable fixed LIBOR Rate to Borrower at approximately 10:00 a.m., California time, on the first day of the LIBOR Period. If Borrower does not immediately accept the rate quoted by Bank, any subsequent acceptance by Borrower shall be subject to a redetermination of the rate by Bank; provided, however, that if Borrower fails to accept any such quotation as given, then the quoted rate shall expire and Bank shall have no obligation to permit a LIBOR Option to be selected on such day. If no specific designation of interest is made at the time any Advance is requested under the Note or at the end of any LIBOR Period, Borrower shall be deemed to have selected the Base Rate Option for such Advance or the principal amount to which such LIBOR Period applied. At any time the LIBOR Option is in effect, Borrower may, at the end of the applicable LIBOR Period, convert to the Base Rate Option. At any time the Base Rate Option is in effect, Borrower may convert to the LIBOR OPTION, and shall designate a LIBOR Period.

7.                                       Default Interest Rate. From and after the maturity date of the Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of the Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to five percent (5.00%) above the rate of interest from time to time applicable to the Note.

8.                                       Prepayment. In the event that the LIBOR Option is the applicable interest rate for all or any part of the outstanding principal balance of the Note, and any payment or prepayment of any such outstanding principal balance of the Note shall occur on any day other than the last day of the applicable LIBOR Period (whether voluntarily, by acceleration, required payment, or otherwise), or if Borrower elects the LIBOR Option as the applicable interest rate for all or any part of the outstanding principal balance of the Note in accordance with the terms and conditions hereof, and, subsequent to such election, but prior to the commencement of the applicable LIBOR Period, Borrower revokes such election for any reason whatsoever, or if the applicable interest rate in respect of any outstanding principal balance of the Note hereunder shall be changed, for any reason whatsoever, from the LIBOR Option to the Base Rate Option prior to the last day of the applicable LIBOR Period, or if Borrower shall fail to make any payment of principal or interest hereunder at any time that the LIBOR Option is the applicable interest rate hereunder in respect of such outstanding principal balance of the Note, Borrower shall reimburse Bank, on demand, for any resulting loss, cost or expense incurred by Bank as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties. Such amount payable by Borrower to Bank may include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, refunded or converted, for the period from the date of such prepayment or of such failure to borrow, refund or convert, through the last day of the relevant LIBOR Period, at the applicable rate of interest for such outstanding principal balance of the Note, as provided under this Note, over (b) the amount of interest (as reasonably determined by Bank) which

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would have accrued to Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. Calculation of any amounts payable to Bank under this paragraph shall be made as though Bank shall have actually funded or committed to fund the relevant outstanding principal balance of the Note hereunder through the purchase of an underlying deposit in an amount equal to the amount of such outstanding principal balance of the Note and having a maturity comparable to the relevant LIBOR Period; provided, however, that Bank may fund the outstanding principal balance of the Note hereunder in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. Upon the written request of Borrower, Bank shall deliver to Borrower a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error. Any prepayment hereunder shall also be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid. Any outstanding principal balance of the Note which is bearing interest at such time at the Base Rate Option may be prepaid without penalty or premium. Partial prepayments hereunder shall be applied to the installments hereunder in the inverse order of their maturities.

BY INITIALING BELOW, BORROWER ACKNOWLEDGE(S) AND AGREE(S) THAT: (A) THERE IS NO RIGHT TO PREPAY ANY LIBOR OPTION ADVANCE, IN WHOLE OR IN PART, WITHOUT PAYING THE PREPAYMENT AMOUNT SET FORTH HEREIN (“PREPAYMENT AMOUNT”), EXCEPT AS OTHERWISE REQUIRED UNDER APPLICABLE LAW; (B) BORROWER SHALL BE LIABLE FOR PAYMENT OF THE PREPAYMENT AMOUNT IF BANK EXERCISES ITS RIGHT TO ACCELERATE PAYMENT OF ANY LIBOR OPTION ADVANCE AS PART OR ALL OF THE OBLIGATIONS OWING UNDER THE NOTE, INCLUDING WITHOUT LIMITATION, ACCELERATION UNDER A DUE-ON-SALE PROVISION; (C) BORROWER WAIVES ANY RIGHTS UNDER SECTION 2954.10 OF THE CALIFORNIA CIVIL CODE, OR ANY SUCCESSOR STATUTE; AND (D) BANK HAS MADE EACH LIBOR OPTION ADVANCE PURSUANT TO THE NOTE IN RELIANCE ON THESE AGREEMENTS.

BORROWERS’ INITIALS

9.                                       Hold Harmless and Indemnification. Borrower agrees to indemnify Bank and to hold Bank harmless from, and to reimburse Bank on demand for, all losses and expenses which Bank sustains or incurs as a result of (i) any payment of a LIBOR Option Advance prior to the last day of the applicable LIBOR Period for any reason, including, without limitation, termination of the Note, whether pursuant to this Addendum or the occurrence of an Event of Default; (ii) any termination of a LIBOR Period prior to the date it would otherwise end in accordance with this Addendum; or (iii) any failure by Borrower, for any reason, to borrow any portion of a LIBOR Option Advance.

10.                                 Funding Losses. The indemnification and hold harmless provisions set forth in this Addendum shall include, without limitation, all losses and expenses arising from interest and fees that Bank pays to lenders of funds it obtains in order to fund the loans to Borrower on the basis of the LIBOR Option(s) and all losses incurred in liquidating or re-deploying deposits from which such funds were obtained and loss of profit for the period after termination. A written statement by Bank to Borrower of such losses and expenses shall be conclusive and binding, absent manifest error, for all purposes. This obligation shall survive the termination of this Addendum and the payment of the Note.

11.                                 Regulatory Developments Or Other Circumstances Relating To Illegality or Impracticality of LIBOR. If any Regulatory Development or other circumstances relating to the interbank Euro-dollar markets shall, at any time, in Bank’s reasonable determination , make it unlawful or impractical for Bank to fund or maintain, during any LIBOR Period, to determine or charge interest rates based upon LIBOR, Bank shall give notice of such circumstances to Borrower and:

a.                                       In the case of a LIBOR Period in progress, Borrower shall, if requested by Bank, promptly pay any interest which had accrued prior to such request and the date of such request shall be deemed to be the last day of the term of the LIBOR Period; and

b.                                      No LIBOR Period may be designated thereafter until Bank determines that such would be practical.

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12.                                 Additional Costs. Borrower shall pay to Bank from time to time, upon Bank’s request, such amounts as Bank determines are needed to compensate Bank for any costs it incurred which are attributable to Bank having made or maintained a LIBOR Option Advance or to Bank’s obligation to make a LIBOR Option Advance, or any reduction in any amount receivable by Bank hereunder with respect to any LIBOR Option or such obligation (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), resulting from any Regulatory Developments, which (i) change the basis of taxation of any amounts payable to Bank hereunder with respect to taxation of any amounts payable to Bank hereunder with respect to any LIBOR Option Advance (other than taxes imposed on the overall net income of Bank for any LIBOR Option Advance by the jurisdiction where Bank is headquartered or the jurisdiction where Bank extends the LIBOR Option Advance; (ii) impose or modify any reserve, special deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, Bank (including any LIBOR Option Advance or any deposits referred to in the definition of LIBOR); or (iii) impose any other condition affecting this Addendum (or any of such extension of credit or liabilities). Bank shall notify Borrower of any event occurring after the date hereof which entitles Bank to compensation pursuant to this paragraph as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Determinations by Bank for purposes of this paragraph, shall be conclusive, provided that such determinations are made on a reasonable basis.

13.                                 Legal Effect. Except as specifically modified hereby, all of the terms and conditions of the Note remain in full force and effect.

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IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

COMMODORE RESOURCES (NEVADA), INC.	COMERICA BANK

By:	By:

Title:	Title:

By:

Title:

LYRIS TECHNOLOGIES INC.

By:

Title:

By:

Title:

UPTILT INC.

By:

Title:

By:

Title:

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AFFIRMATION OF GUARANTY

This AFFIRMATION OF GUARANTY is made as of April 25, 2006, by the undersigned (“Guarantor”) for the benefit of Comerica Bank (“Bank”).

RECITALS

Bank and COMMODORE RESOURCES (NEVADA), INC., LYRIS TECHNOLOGIES INC. and UPTILT INC. (each a “Borrower” and collectively, “Borrowers”) are parties to that certain Loan and Security Agreement dated as of October 4, 2005 (the “Loan Agreement”).   Guarantor executed for the benefit of Bank an Unconditional Guaranty dated as of even date with the Loan Agreement (the “Guaranty”), guarantying all amounts owing by Borrowers to Bank. Borrowers and Bank propose to enter into a First Amendment to Loan and Security Agreement of even date herewith (the “Amendment”), which amends the Loan Agreement by, among other things, restructuring certain financial covenants of Borrowers. Bank has agreed to enter into the Amendment provided, among other things, that Guarantor consents to the entry by Borrowers into the Amendment and related documents and agrees that the Guaranty will remain effective.

AGREEMENT

NOW, THEREFORE, Guarantor agrees as follows:

1.                                       Guarantor consents to the execution, delivery and performance by Borrowers of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

2.                                       The Guaranty is and shall remain in full force and effect with respect to all of Borrowers’ Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty.

3.                                       Guarantor represents and warrants that the Representations and Warranties contained in the Guaranty are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty.

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Affirmation of Guaranty as of the first date above written.

J.L. HALSEY CORPORATION

By:

Title:

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CORPORATE RESOLUTIONS TO GUARANTY

Grantor:                J.L. HALSEY CORPORATION

I, the undersigned Secretary or Assistant Secretary of J.L. HALSEY CORPORATION (the “Corporation”), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of

I FURTHER CERTIFY that the Certificate of Incorporation of the Corporation attached hereto are in full force and effect on the date hereof and have not been modified or amended as of the date hereof.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

Guaranty Indebtedness. To guaranty amounts borrowed from time to time from Comerica Bank (“Bank”) by COMMODORE RESOURCES (NEVADA), INC., LYRIS TECHNOLOGIES INC. and UPTILT INC. (each a “Borrower” and collectively, “Borrowers”) pursuant to that certain Loan and Security Agreement between Bank and Borrowers dated as of October 4, 2005 as amended from time to time including by that certain First Amendment to Loan and Security Agreement dated as of April 25, 2006 (the “Loan Agreement”).

Execute Affirmation of Guaranty. To execute and deliver to Bank that certain Affirmation of Guaranty dated as of April 25, 2006 and also to execute and deliver to Bank one or more renewals, extensions, modifications, consolidations, or substitutions therefor.

Further Acts. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

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IN WITNESS WHEREOF, I have hereunto set my hand on April 25, 2006, and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

X

The above statements are correct.

By:
Printed Name:
Title:
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

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